Exhibit 10.26

Private & Confidential

DATED                       , 2014

SUPPLEMENTAL DEED

relating to a

US$325,500,000 Loan

to

GAS-SIXTEEN LTD.

GAS-SEVENTEEN LTD.

and

GAS-EIGHTEEN LTD.

arranged by

CITIBANK, N.A., LONDON BRANCH

with

CITIBANK INTERNATIONAL PLC

as Agent

CITIBANK, N.A., LONDON BRANCH

as Security Agent

Contents

Clause		Page

1	Definitions	1

2	Agreement of the Lenders and Agent	2

3	Amendments to Principal Agreement	3

4	Representations and warranties	4

5	Conditions	5

6	Finance Documents	5

7	Costs and expenses	6

8	Miscellaneous and notices	6

9	Applicable law	6

Schedule 1 Documents and evidence required as conditions precedent		7

Schedule 2 Form of Effective Date Notice		9

THIS SUPPLEMENTAL DEED is dated                           2014 and made BETWEEN:

(1)	GAS-SIXTEEN LTD. (the Gas-sixteen Borrower), GAS-SEVENTEEN LTD. (the Gas-seventeen Borrower) and GAS-EIGHTEEN LTD. (the Gas-eighteen Borrower and, together with the Gas-sixteen Borrower and the Gas-seventeen Borrower, the Borrowers) each of the address set out in Schedule 1 to the Facility Agreement as Borrowers;

(2)	GASLOG LTD. of the address set out in Schedule 1 to the Facility Agreement as GasLog and Commercial Manager;

(3)	GASLOG CARRIERS LTD. of the address set out in Schedule 1 to the Facility Agreement as GasLog Carriers (and together with GasLog, the Principal Guarantors);

(4)	GASLOG LNG SERVICES LTD. of the address set out in Schedule 1 to the Facility Agreement as Technical Manager;

(5)	CITIBANK, N.A., LONDON BRANCH of the address set out in Schedule 1 to the Facility Agreement as Arranger;

(6)	THE FINANCIAL INSTITUTIONS set out in Schedule 1 to the Facility Agreement as the Original Lenders;

(7)	CITIBANK, N.A., LONDON BRANCH of the address set out in Schedule 1 to the Facility Agreement as Bookrunner;

(8)	CITIBANK INTERNATIONAL PLC of the address set out in Schedule 1 to the Facility Agreement as Agent; and

(9)	CITIBANK, N.A., LONDON BRANCH of the address set out in Schedule 1 to the Facility Agreement as Security Agent.

WHEREAS:

(A)	This Deed is supplemental to an agreement dated 1 April 2014 (the Principal Agreement) and made between, inter alios, (1) the Borrowers, (2) the Lenders, (3) the Bookrunner, (4) the Agent and (5) the Security Agent, whereby the Lenders agreed to make available to the Borrowers, as joint and several borrowers, a loan facility of up to $325,500,000 upon the terms and subject to the conditions therein contained.

(B)	By a waiver and consent request dated 1 April 2014 (the Waiver and Consent Request) and a further waiver and consent request supplemental thereto dated 16 July 2014, the Borrowers have requested the Lenders to (inter alia) (1) permit the disposal by GasLog Carriers, and the acquisition, directly or indirectly, by GPHL of the shares in the Gas-sixteen Borrower and the Gas-seventeen Borrower (the Sale) and (2) amend the Principal Agreement on the terms set out in this Deed.

NOW IT IS HEREBY AGREED as follows:

1	Definitions

1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Deed.
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1.2	Definitions

In this Deed, unless the context otherwise requires:

Effective Date means the date specified in the Effective Date Notice.

Effective Date Notice means the notice to be signed and delivered to the Borrowers by the Agent in accordance with Clause 5 in the form set out in Schedule 2.

Facility Agreement means the Principal Agreement as amended, supplemented and waived by this Deed.

GPHL means GasLog Partners Holdings LLC of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.

GPHL Guarantee means the guarantee executed or (as the context may require) to be executed by GPHL in favour of the Security Agent in the agreed form.

MLP means GasLog Partners LP of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.

Relevant Parties means each Borrower, the Principal Guarantors, the Managers, MLP and GPHL or, where the context so requires or permits, means any or all of them.

1.3	Principal Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended, waived and/or supplemented by this Deed and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.4	Construction

Clauses 1.2 (Construction), 1.3 (Third party rights) and 1.4 (Finance Documents) of the Facility Agreement and any other provision of the Facility Agreement which, by its terms, purports to apply to all of the Finance Documents and/or any Obligor shall apply to this Deed as if set out in it but with all necessary changes and as if references in the provision to Finance Documents referred to this Deed. This Deed is a Finance Document.

2	Agreement of the Lenders and Agent

The Lenders and the Agent, relying upon the representations and warranties on the part of each of the Borrowers, the Principal Guarantors and the Managers contained in clause 4, agree with the Borrowers that, subject to the terms and conditions of this Deed and in particular, but without prejudice to the generality of the foregoing, fulfillment on or before 2014 (or such later date as the Agent, acting on the instructions of the Majority Lenders, may agree) of the conditions contained in clause 5 and Schedule 1, the Agent and the Lenders:

(a) agree to the Sale; and
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	(b)	agree to the amendment of the Principal Agreement on the terms set out in clause 3 (Amendments to Principal Agreement).

3	Amendments to Principal Agreement

3.1	Amendments

The Principal Agreement shall, with effect on and from the Effective Date, be (and is hereby) amended in accordance with the following provisions (and the Principal Agreement (as so amended) will continue to be binding upon each of the parties hereto upon such terms as so amended):

	(a)	the definition of “Finance Documents” in clause 1.1 (Definitions) of the Principal Agreement shall be amended by inserting the words “, the Supplemental Deed” after the words “the Security Documents”;

	(b)	new definitions of “GPHL” and “GPHL Guarantee” shall be inserted in clause 1.1 (Definitions) of the Principal Agreement reading as follows:

“GPHL means GasLog Partners Holdings LLC of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.

GPHL Guarantee means the guarantee to be executed by GPHL in favour of the Security Agent in the agreed form.”;

	(c)	the definitions of “Guarantees” and “Guarantors” in clause 1.1 (Definitions) of the Principal Agreement shall be deleted and replaced as follows:

“Guarantees means the GasLog Guarantee, the GasLog Carriers Guarantee, the GPHL Guarantee and the MLP Guarantee and Guarantee means any of them.

Guarantors means each of GasLog, GasLog Carriers, GPHL and MLP.”;

	(d)	the definition of “MLP” in clause 1.1 (Definitions) of the Principal Agreement shall be deleted and replaced as follows:

“MLP means GasLog Partners LP of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.”;

	(e)	the definition of “MLP Guarantee” in clause 1.1 (Definitions) of the Principal Agreement shall be amended by deleting the rest of the words after the words “in the agreed form”;

	(f)	a new definition of “Supplemental Deed” shall be inserted in clause 1.1 (Definitions) of the Principal Agreement reading as follows:

“Supplemental Deed means the deed dated 2014 between (inter alios) the Borrowers, the Lenders, the Bookrunner, the Agent and the Security Agent supplemental to this Agreement.”;

	(g)	clause 17.21.2 of the Principal Agreement shall be amended by inserting the words “As at the date of this Agreement” at the beginning of the paragraph and continuing with “all” in lower case;
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	(h)	a new clause 17.21.3 shall be inserted as follows:

		“17.21.3	As at the date of the Supplemental Deed:

(a) Gas-sixteen Ltd. and Gas-seventeen Ltd. are wholly-owned subsidiaries of GPHL;

(b) GPHL is a wholly-owned subsidiary of MLP;

(c) GasLog Partners GP LLC is the general partner of MLP; and

(d) GasLog Partners GP LLC is a wholly-owned subsidiary of GasLog.”;

	(i)	the third line of paragraph (b) of clause 18.2.3 of the Principal Agreement shall be amended by deleting the words “and any equivalent provision of the MLP Guarantee if this is executed pursuant to clause 27.21 (Legal and beneficial ownership)”; and

	(j)	clause 27.21 (Legal and beneficial ownership) of the Principal Agreement shall be deleted and replaced as follows:

“At any time:

		27.21.1	any Borrower ceases to be a wholly-owned subsidiary of GasLog Carriers or GPHL;

		27.21.2	GasLog Carriers ceases to be a wholly-owned subsidiary of GasLog unless it shall become a wholly-owned subsidiary of MLP;

		27.21.3	GPHL ceases to be a wholly-owned subsidiary of MLP;

		27.21.4	GasLog Partners GP LLC ceases to be a wholly-owned subsidiary of GasLog; or

		27.21.5	GasLog Partners GP LLC ceases to be the general partner of MLP.”.

3.2	Continued force and effect

Save as amended by this Deed, the provisions of the Principal Agreement shall continue in full force and effect and the Principal Agreement and this Deed shall be read and construed as one instrument.

4	Representations and warranties

Each of the Borrowers, the Principal Guarantors and the Managers represents and warrants for the benefit of each Finance Party, each in respect of itself, that the following statements shall, on the date of this Deed and the Effective Date, be true and accurate as if made with reference to the facts and circumstances existing on such date:

	(a)	each of the Repeating Representations are true and correct (save that in relation to clause 17.21 (Legal and beneficial ownership) of the Principal Agreement or, as the case may be, clause 17.21 of the Facility Agreement, such Repeating Representation shall, on the date of this Deed, be made in respect of clause 17.21 (Legal and beneficial
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ownership) of the Principal Agreement and on the Effective Date, in respect of clause 17.21 (Legal and beneficial ownership) of the Facility Agreement);

(b) it is duly incorporated as a limited liability company and has power to carry on its business as it is now being conducted and to own its property and other assets; and

(c) it has power to execute, deliver and perform its obligations under this Deed and all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same.

5	Conditions

5.1	Documents, evidence and Effective Date Notice

(a) The agreement of the Lenders and the Agent referred to in clause 2 shall be subject to the receipt by the Agent or its duly authorised representative of the documents and evidence specified in Schedule 1 in form and substance satisfactory to the Agent.

(b) The Agent shall sign the Effective Date Notice on the date that the Agent has received the documents and evidence specified in Clause 5 and Schedule 1 in a form and substance satisfactory to it and specify that date to be the Effective Date, provided that date falls not later than 2014 (or such later date as the Agent acting on the instructions of the Majority Lenders may agree).

5.2	General conditions precedent

The agreement of the Lenders and the Agent referred to in clause 2 shall be further subject to:

(a) the representations and warranties in clause 4 being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and

(b) no Default having occurred and continuing at the time of the Effective Date.

5.3	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Finance Parties and may be waived by the Agent (acting on the instructions of the Lenders) in whole or in part with or without conditions.

6	Finance Documents

Each of the Borrowers, the Principal Guarantors and the Managers confirms its consent to the amendments to the Principal Agreement and the other arrangements contained in this Deed and each of the Borrowers, the Principal Guarantors and each Manager further acknowledges and agrees, for the avoidance of doubt, that:

(a) each of the other Finance Documents to which it is a party, and its obligations thereunder, shall remain in full force and effect notwithstanding the amendments made to the Principal Agreement by this Deed; and
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(b) with effect from the Effective Date, references to the “Facility Agreement” in any of the other Finance Documents to which it is a party shall henceforth be reference to the Principal Agreement as amended by this Deed and as from time to time hereafter amended.

7	Costs and expenses

For the avoidance of doubt, clause 16 (Costs and expenses) of the Facility Agreement shall apply in respect of all reasonably incurred costs and expenses of the Finance Parties in connection with this Deed.

8	Miscellaneous and notices

8.1	Notices

The provisions of clause 35 (Notices) of the Principal Agreement shall apply to this Deed if set out herein.

8.2	Counterparts

This Deed may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

9	Applicable law

9.1	Governing law

This Deed and any non-contractual obligations connected with it are governed by English law.

9.2	Jurisdiction of English courts

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed or any non-contractual obligations connected with it (including a dispute regarding the existence, validity or termination of this Deed) (a Dispute).

The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

This clause 9.2 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

This Deed has been duly executed and delivered as a deed on the date stated at the beginning of this Deed.
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Schedule 1
Documents and evidence required as conditions precedent

(referred to in clause 5.1)

1	Relevant Parties’ corporate documents

	(a)	A copy of the Constitutional Documents of MLP and GPHL (and confirmation from an officer of each other Relevant Party that no changes have been made to the Constitutional Documents of each other Relevant Party from the copies previously provided to the Agent under the Facility Agreement).

	(b)	A copy of a resolution of the board of directors of each Relevant Party (or any committee of such board empowered to approve and authorise the following matters):

(i) approving and/or ratifying the terms of, and the transactions contemplated by, this Deed, the MLP Guarantee and the GPHL Guarantee (Relevant Documents) to which it is a party and resolving that it execute the Relevant Documents to which it is a party;

(ii) authorising a specified person or persons to execute the Relevant Documents on its behalf and/or ratifying the execution of the Relevant Documents; and

(iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Relevant Documents to which it is a party and/or ratifying the signing and/or despatch of all such documents and notices.

	(c)	If applicable, a copy of a resolution of the board of directors of the relevant company, establishing any committee referred to in paragraph (b) above and conferring authority on that committee.

	(d)	(If required under the Constitutional Documents of the Relevant Parties or Marshall Islands or Bermudian law), a copy of a resolution signed by all the holders of the issued shares in each Relevant Party, approving the terms of, and the transactions contemplated by, the Relevant Documents to which such Relevant Party is a party.

	(e)	A copy of any power of attorney under which any person is to execute any of the Relevant Documents on behalf of any Relevant Party.

	(f)	A certificate of an authorised signatory of each Relevant Party certifying that each copy document relating to it specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Deed and that any such resolutions or power of attorney have not been revoked.
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2	Legal opinions

	(a)	A legal opinion of Norton Rose Fulbright Greece addressed to the Arranger, the Security Agent and the Agent and for the benefit of all the Finance Parties on matters of English law, substantially in the form approved by the Agent prior to signing this Deed.

	(b)	A legal opinion of the legal advisers to the Arranger, the Security Agent and the Agent in each jurisdiction in which each Relevant Party is incorporated or which is required by the Lenders in substantially in the form approved by the Agent prior to signing this Deed.

3	Other documents and evidence

	(a)	Evidence that any process agent referred to in the Relevant Documents has accepted its appointment.

	(b)	A copy of any other authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Relevant Document or for the validity and enforceability of any Relevant Document.

4	“Know your customer” information

Such documentation and information in respect of the Relevant Parties as any Finance Party may reasonably request through the Agent to comply with “know your customer” or similar identification procedures under all laws and regulations applicable to that Finance Party.

5	Sale

	(a)	Approval of the arrangements for completion of the Sale and that all the shares in GPHL are owned by MLP.

	(b)	Evidence satisfactory to the Agent that all of the shares in the Gas-sixteen Borrower and the Gas-seventeen Borrower are legally and beneficially owned by GPHL.

6	Guarantees

	(a)	The GPHL Guarantee duly executed by GPHL.

	(b)	The MLP Guarantee duly executed by MLP.
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Schedule 2
Form of Effective Date Notice

To:	Gas-sixteen Ltd.
Gas-seventeen Ltd.
Gas-eighteen Ltd.

Supplemental Deed dated ____, 2014 (the “Deed”) relating to a US$325,500,000 loan to GAS-sixteen Ltd., GAS-seventeen Ltd. and Gas-eighteen Ltd.

In accordance with clause 5.1 of the Deed, we confirm that the Effective Date is [•] 2014.

This is the Effective Date Notice under (and as defined in) the Deed.

for and on behalf of
CITIBANK INTERNATIONAL PLC
as Agent
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BORROWERS

EXECUTED as a DEED by	)
for and on behalf of	)
GAS-SIXTEEN LTD.	)	Authorised Signatory
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
GAS-SEVENTEEN LTD.	)	Authorised Signatory
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
GAS-EIGHTEEN LTD.	)	Authorised Signatory
in the presence of

Witness
Name:
Address:
Occupation:

PRINCIPAL GUARANTORS

EXECUTED as a DEED by	)
for and on behalf of	)
GASLOG LTD.	)
in the presence of

Witness
Name:
Address:
Occupation:
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EXECUTED as a DEED by	)
for and on behalf of	)
GASLOG CARRIERS LTD.	)
in the presence of

Witness
Name:
Address:
Occupation:

MANAGERS

EXECUTED as a DEED by	)
for and on behalf of	)
GASLOG LNG SERVICES LTD.	)
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
GASLOG LTD	)
in the presence of

Witness
Name:
Address:
Occupation:

FINANCE PARTIES

EXECUTED as a DEED by	)
for and on behalf of	)
CITIBANK, N.A., LONDON BRANCH	)	Authorised Signatory
(as Arranger and Bookrunner))
in the presence of

Witness
Name:
Address:
Occupation:
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EXECUTED as a DEED by	)
for and on behalf of	)
CITIBANK INTERNATIONAL PLC, LONDON BRANCH	)	Authorised Signatory
(as Lender))
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
CITIBANK INTERNATIONAL PLC	)	Authorised Signatory
(as Agent))
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
CITIBANK, N.A., LONDON BRANCH	)	Authorised Signatory
(as Security Agent))
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
NORDEA BANK FINLAND PLC, LONDON BRANCH	)	Authorised Signatory
(as Lender))
in the presence of

Witness
Name:
Address:
Occupation:
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EXECUTED as a DEED by	)
for and on behalf of	)
DVB BANK AMERICA N.V.	)	Authorised Signatory
(as Lender))
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	Authorised Signatory
(as Lender))
in the presence of

Witness
Name:
Address:
Occupation:

EXECUTED as a DEED by	)
for and on behalf of	)
COMMONWEALTH BANK OF AUSTRALIA	)	Authorised Signatory
(as Lender))
in the presence of

Witness
Name:
Address:
Occupation:
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